Dentsply Sirona Announces Organizational Changes to Simplify Structure, Enhance Profitability, Improve Operational Performance and Drive Growth Expects to Achieve $200 to $225 million in Annual Cost Savings Portfolio Evaluation and Simplification Plan Ongoing CHARLOTTE, N.C., February 16, 2023 – DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the “Company”) (Nasdaq: XRAY) today announced that its Board of Directors approved an organizational restructuring plan intended to improve operational performance and drive shareholder value creation. The plan is anticipated to achieve at least $200 million in annual cost savings over the next 18 months through a new operating model that will streamline the organization, enhance operational efficiency, and position Dentsply Sirona to drive future sustainable growth. This model was developed through the Company’s ongoing review of its business and operations. “The actions we are planning follow our comprehensive review of the business and will enable Dentsply Sirona to improve its execution, build a winning portfolio, return to growth, and generate consistent returns,” said Simon Campion, Chief Executive Officer. “We are acting with urgency to implement this operating model, which we believe will drive overdue organizational integration and improve organizational accountability and efficiency. While actions that impact our team are difficult, I am confident that this plan, along with anticipated outcomes from other workstreams, will set Dentsply Sirona on a trajectory to achieve stronger, more predictable results and add significant value for all stakeholders.” The new operating model will enable the Company to leverage its strong position in the dental industry and better deliver on its core value creation drivers and strategic objectives. The restructuring plan consists of the following planned measures:  A reduction in the global workforce of approximately 8% - 10%.  Implementation of five global business units – designed to drive enterprise integration and align the product portfolio with the Company’s growth strategy. This global business unit structure is closely aligned to the Company’s regional commercial structures, facilitating improved transparency and communication.  Commencement of central functions and infrastructure optimization to support efficiency of the overall organization.  Creation of a Senior Vice President of Quality and Regulatory role, designed to elevate the quality and regulatory affairs function within the management team. The Senior Vice President of Quality and Regulatory will be responsible for overseeing these functions across the entire organization.  Simplification of management structure to bring the Company in-line with industry best practices.  Delivering cost savings to fund critical investments in 2023 and beyond to position the Company for sustainable future growth.

 The proposed changes are subject to co-determination processes with employee representative groups in countries where required. In connection with this plan, the Company expects to incur up to $165 million in non-recurring charges, the majority of which will be expensed in 2023. The realization of cost savings is expected to accelerate in the second quarter of 2023 and achieve the full run rate within 18 months. As noted, these cost savings will fund critical growth investments in 2023 and beyond, across areas such as the global commercial organization, information technology, and compliance enabling the Company to enhance and sustain profitability, accelerate enterprise digitalization, and win in aligners and implants. In addition to evolving Dentsply Sirona’s operating model, the Company is undertaking a review of the Company’s product offerings on a SKU-level basis to inform decisive actions that can be taken to streamline the portfolio and deliver higher returns. Expected benefits of portfolio simplification include improvement in plant and network efficiencies to unlock further long-term margin expansion opportunities. These efforts are anticipated to yield additional benefits including reducing operational complexity, optimizing inventory, increasing service levels and salesforce effectiveness, reducing risk, and improving quality. The Company will balance these anticipated benefits with a goal of preserving the associated revenue through effective customer partnership and disciplined execution. The Company is acting decisively to execute on these transformation plans, which are key to achieving the Company’s strategic objectives and delivering the meaningful earnings improvement expected by the end of 2025, with adjusted earnings per share of $3.00 targeted for 2026. Management expects 2023 to be a transition year as the plan is put into action against a challenging external environment. The Company intends to further discuss these plans on its upcoming fourth quarter and full year 2022 earnings call on February 28, 2023. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world class brands. Dentsply Sirona’s products provide innovative, high-quality and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Forward-Looking Statements and Associated Risks This press release contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this Press Release. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the COVID- 19 pandemic and the impact of varying private and governmental responses that affect our customers, employees, vendors and the economies and communities where they operate. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties. Non-GAAP Financial Measures In addition to results determined in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures in this press release, described below, which are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies. Management believes that these Non-GAAP measures are helpful as they provide another measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. Adjusted Operating Income (Loss) and Margin Adjusted operating income (loss) is computed by excluding the following items from operating income: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Impairment related charges and other costs. These adjustments include charges related to goodwill and intangible asset impairments. Other costs include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, lease and contract termination costs, and related professional service costs associated with specific restructuring initiatives. The Company is continually seeking to take actions that could enhance its efficiency, consequently restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity, and as such may not be indicative of past and future performance of the Company. Other costs also include legal settlements, executive separation costs, and changes in accounting principle recorded within the period. Beginning in the second quarter of 2022, this category includes costs related to the recent internal investigation and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs. (3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value in purchase accounting. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company. (4) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company. Adjusted operating margin is calculated by dividing adjusted operating income by net sales. Adjusted Net Income (Loss) Adjusted net income (loss) consists of the reported net income (loss) in accordance with US GAAP, adjusted to exclude the items identified above, the related income tax impacts, and discrete income tax adjustments such as: final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the vesting and exercise of employee share-based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods. These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes. Adjusted Earnings (Loss) Per Diluted Share Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (losses) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding. Contact Information Investors: Andrea Daley VP, Investor Relations +1-704-805-1293 InvestorRelations@dentsplysirona.com

Press: Marion Par-Weixlberger VP, Public Relations & Corporate Communications +43 676 848414588 marion.par-weixlberger@dentsplysirona.com